Exhibit 99.1

Actelis Networks Announces Approval of Cryptocurrency Treasury Strategy to Diversify Balance Sheet and Create Long-Term Shareholder Value

Board authorizes strategic allocation to established digital assets as part of enhanced treasury management approach

FREMONT, Calif., August 6, 2025 (GLOBE NEWSWIRE) -- Actelis Networks, Inc. (NASDAQ: ASNS) (“Actelis” or the “Company”), a market leader in cyber-hardened, rapid deployment networking solutions for IoT and broadband applications, today announced that its Board of Directors has approved a new treasury management strategy that includes the strategic allocation of corporate funds to cryptocurrencies as part of the Company’s broader capital allocation framework.

The Board has authorized management to diversify the Company’s treasury holdings through selective investments in established digital assets that meet specific criteria, including cryptocurrencies ranked within the top 100 by market capitalization, trading on major exchanges, at a minimum market capitalization of $500 million. This approach is designed to provide enhanced financial flexibility while pursuing potential long-term capital appreciation opportunities.

“This strategic enhancement to our treasury management is part of our commitment to accelerating long-term value for shareholders through prudent diversification of our balance sheet,” said Tuvia Barlev, Chairman and CEO of Actelis. “Following a thorough evaluation of available alternatives and the growing institutional adoption of digital assets, our Board and management team believe that a measured allocation to established cryptocurrencies will contribute positively to our capital deployment plans while maintaining the appropriate risk management protocol.”

The cryptocurrency treasury strategy complements the Company’s continued focus on its core networking solutions business across Federal/Military, Smart City/Intelligent Transportation, and Multi-Dwelling Unit markets. The Company intends to implement this strategy in a balanced manner with adequate working capital for operational requirements and continued investment in growth initiatives in its core business.

About Actelis Networks, Inc.

Actelis Networks, Inc. (NASDAQ: ASNS) is a market leader in hybrid fiber-copper, cyber-hardened networking solutions for rapid deployment in wide-area IoT applications, including government, ITS, military, utility, rail, telecom, and campus networks. Actelis’ innovative portfolio offers fiber-grade performance with the flexibility and cost-efficiency of hybrid fiber-copper networks. Through its “Cyber Aware Networking” initiative, Actelis also provides AI-based cyber monitoring and protection for all edge devices, enhancing network security and resilience. For more information, please visit www.actelis.com.

Forward-looking Statements

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements, and include statements regarding the implementation of the Company’s cryptocurrency treasury strategy and potential benefits thereof. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results to differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company’s filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact:

ARX | Capital Markets Advisors
North American Equities Desk
actelis@arxadvisory.com